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                                                                      EXHIBIT 32

       CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Jay T. Flatley and Timothy M. Kish hereby certify that:

     1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Illumina, Inc.

     2. The Form 10-K report of Illumina, Inc. that this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

     3. The information contained in the Form 10-K report of Illumina, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Illumina, Inc.

                                          By: /s/ JAY T. FLATLEY
                                            ------------------------------------
                                            Jay T. Flatley
                                            President and Chief Executive
                                              Officer

                                          By: /s/ TIMOTHY M. KISH
                                            ------------------------------------
                                            Timothy M. Kish
                                            Vice President and Chief Financial
                                              Officer

Dated: March 12, 2004